UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2007

                                   Averox Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                    000-28867                88-0407936
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)

     Suite 1108, Thuraya II, Dubai Internet City,
           Dubai, U.A.E. P.O. Box 502492
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code +971(0)4 375 7602


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          Dubai Airport Free Zone, 3rd East Wing, 4th Floor, Dubai, UAE
                                P.O. Box: 502492

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. Regulation FD Disclosure.

The following information is being provided under Form 8-K Item 7.01 and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed "filed" under such acts.

On July 27, 2007, Averox Inc. issued a company information sheet included herein as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      99.1  Company information sheet issued by Averox Inc. on July 27, 2007.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVEROX INC.


Date:    July 27, 2007                    By: /s/ Salman Mahmood
                                              ----------------------------------
                                          Name:  Salman Mahmood
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer,
                                                 (Principal Executive Officer)


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